EXHIBIT 10.6.3
THIRD WAIVER AGREEMENT

This Third Waiver Agreement ("Agreement") is entered into this 6th day of March, 2009, by and among SinoHub, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each an "Investor" and collectively, the "Investors").

RECITALS

A.           The Company and the Investors entered into that certain Registration Rights Agreement (the "Registration Agreement"), dated September 10, 2008 (the “Closing Date”), pursuant to which the Company agreed to cause a Registration Statement (as defined therein) covering resale of the Registrable Securities (as defined therein) to become effective within 120 days of the Closing Date.

B.           The Company filed the Registration Statement within the time frame set forth in the Registration Agreement and is diligently working with the Securities and Exchange Commission to cause the Registration Statement to be declared effective.

C.  On December 30, 2008, the Company and holders of a majority of the Registrable Securities entered into a Waiver and General Release Agreement pursuant to which such holders waived, for purposes of sections 2(a) and 7(g), the failure of the Company to cause the Registration Statement to become effective until February 20, 2009.

D.  On February 19, 2009, the Company and holders of a majority of the Registrable Securities entered into a Second Waiver and General Release Agreement pursuant to which such holders waived, for purposes of sections 2(a) and 7(g), the failure of the Company to cause the Registration Statement to become effective until February 20, 2009.

E.  The Company and the undersigned Investors now wish to provide for inclusion of the shares held by certain other stockholders of the Company in the Registration Statement subject to the terms set forth herein.

F           The Investors are third party beneficiaries of a certain Lock-Up Agreement dated September 10, 2008 issued by Henry T. Cochran (“Cochran”) to Global Hunter Securities, LLC (the “Lock-Up Agreement”).

NOW, THEREFORE, the parties, in consideration of the mutual promises contained in this Agreement, agree as follows:

AGREEMENT

1.           Waiver.  Each Investor hereby waives all rights under the Registration Agreement that relate in any way to the Company’s inclusion in the Registration Statement of the shares of common stock of the Company held by the persons listed on Schedule 1 attached hereto and incorporated by reference herein, or their subsequent transferees prior to the effective date of the Registration Statement, in the numbers set forth next to their respective names on Schedule 1, including but not limited to all rights under Section 7(c) of the Registration Agreement.   Each Investor further  consents to the inclusion in the Registration Statement by Cochran of the 637,445 shares of common stock set forth on Schedule 1 and the sale by Cochran of a maximum of 100,000 shares of common stock included in the Registration Statement stock, provided, however, that:  (i) such consent shall not otherwise waive the restrictions on transfer of Cochran’s shares set forth in the Lock-Up Agreement and (ii) the aggregate number of shares included in the Registration Statement sold by Cochran combined with any sales of shares of common stock of the Company made by Cochran pursuant to Rule 144 under the Securities Act of 1933 shall not exceed 100,000.

2.           This Agreement sets forth the entire agreement between the parties relating to the subject matter of this Agreement.  This Agreement supersedes any and all prior or contemporaneous agreements or understandings between the parties relating to the subject matter of this Agreement.  The parties may execute this Agreement in one or more counterparts, each of which constitutes an original, and all of which constitute one and the same Agreement.  This Agreement shall take effect when signed by Investors who are the holders of at least a majority of the Registrable Securities under the Registration Agreement. at which point, as provided in the Registration Rights Agreement and the Lock-Up Agreement, this Agreement will be binding on all Investors.

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SIGNATURE PAGES OF COMPANY AND INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the above date.

SINOHUB, INC.

By:	/s/ Henry T. Cochran
Name: Henry T. Cochran
Title: Chief Executive Officer

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SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the above date.

Renaissance U.S. Growth Investment Trust PLC

By:	/s/ Russell Cleveland
	Name:	Russell Cleveland
	Title:	President of RENN Capital Group Inc.
Investment Advisor to
Renaissance U.S. Growth Investment Trust PLC

Global Special Opportunities Trust PLC

By:	/s/Russell Cleveland
	Name:	Russell Cleveland
	Title:	President of RENN Capital Group Inc.
Investment Advisor to
Global Special Opportunities Trust PLC

Premier RENN Entrepreneurial Fund Limited

By:	/s/Russell Cleveland
	Name:	Russell Cleveland
	Title:	President of RENN Capital Group Inc.
Investment Advisor to
Premier RENN Entrepreneurial Fund Limited

IN WITNESS WHEREOF, the parties have executed this Agreement as of the above date.

NAME OF INVESTING ENTITY

Norman Zada

By:	/s/ Norman Zada
Name: Norman Zada
Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the above date.

NAME OF INVESTING ENTITY

Ultima Partners, L.P.

By:	/s/ Norman Zada
Name: Norman Zada
Title: President

Schedule 1

Lorikeet, Inc.	196,093
John C. Leo	145,001
Jeffrey A. Grossman	200,000
Daniel Carlson	70,000
John Tammaro	10,000
Grace King	25,000
Beilei Dong	150,000
Jan C. G. Rejbo	3,435,117
Zan Wang	849,926
Henry T. Cochran	637,445
Peter H. W. F. Schech	241,602
Helmut Lenkat	6,000
Michael Niemeyer	2,000
Hikka Wildt	5,000
Gerda Fritsche	4,000
Bianca Jaschinski	5,000
Bernd Schech	2,000
Ronald J. Hollmeier	227,623
Manfred J. Pfeifer	106,241
Lynn Hoopes	91,100
Donald G. Thomas	53,121
Ronald Cochrane	13,280
Xian Qiu Li	1,041,160
Sau Chun Kwong	451,524
Hui Ming Wu	106,241
Yi Zhang	31,873
Hai Feng Tang	21,249
Guo Qin Shi	21,248